UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

April 29, 2021

DEAN FOODS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2711 North Haskell Ave., Suite 3400 Dallas, TX	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership

As previously disclosed, on November 12, 2019 (the “Petition Date”), Dean Foods Company, a company organized under the laws of the State of Delaware (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under the caption In re Southern Foods Group, LLC, et al., Case No. 19-36313 DRJ (jointly administered) (the “Chapter 11 Cases”). On March 17, 2021 (the “Confirmation Date”), the Bankruptcy Court entered an order [D.I. 3565] (the “Confirmation Order”) approving and confirming the First Amended Joint Chapter 11 Plan of Liquidation of Southern Foods Group, LLC, Dean Foods Company, and Their Debtor Affiliates (as may be amended, supplemented, or modified in accordance with its terms, and including all exhibits, schedules, supplements, appendices, annexes, and attachments thereto, the “Plan”). All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Confirmation Order or the Plan.

Item 8.01.	Other Events

During the course of the Chapter 11 Cases, the Debtors, in accordance with the Federal Rules of Bankruptcy Procedures and the Office of the United States Trustee’s Financial Reporting Requirements for Chapter 11 Cases, have filed consolidated and unaudited monthly operating reports (each, a “Monthly Operating Report”) with the Bankruptcy Court. A copy of the Monthly Operating Report filed on April 26, 2021, detailing the Debtors’ results from operations from the Petition Date through March 31, 2021, is contained in the attached Exhibit 99.1 and is incorporated herein by reference.

The filing of this Current Report on Form 8-K (including Exhibits hereto) shall not be deemed an admission as to the materiality of any information herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Debtor-in-Possession Monthly Operating Report for Filing Period Ending 3/31/2021 [D.I. 3655], dated April 26, 2021, as filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and the Monthly Operating Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein and in the Monthly Operating Report that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021

DEAN FOODS COMPANY.

By:	/s/ Daniel H. Golden
Daniel H. Golden
Authorized Officer